UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2019
Vail Resorts, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09614	51-0291762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 404-1800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2019 (the “Signing Date”), Vail Holdings, Inc., a Colorado corporation (the “Company”), a wholly-owned subsidiary of Vail Resorts, Inc. (“Vail Resorts”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Peak Resorts, Inc., a Missouri corporation (“Peak”), VRAD Holdings, Inc., a Missouri corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), and, solely for the purposes stated in Section 9.14 of the Merger Agreement, Vail Resorts, relating to the proposed acquisition of Peak by the Company.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Peak (the “Merger”) with Peak continuing as the surviving corporation in the Merger, and, at the effective time of the Merger (the “Effective Time”): (i) each share of outstanding common stock of Peak (the “Common Stock”) will be converted into the right to receive $11.00 in cash, without interest; (ii) each outstanding share of Series A Cumulative Convertible Preferred Stock of Peak (the “Series A Preferred Stock”) will be converted into the right to receive an amount equal to the sum of: (a) $1,748.81; plus (b) the aggregate amount of all accrued and unpaid dividends on the applicable issuance of Series A Preferred Stock as of the Effective Time, in cash without interest; (iii) each outstanding restricted stock unit (“RSU”) that was granted pursuant to Peak’s 2014 Equity Incentive Plan will become fully vested immediately prior to the Effective Time and will be cancelled and extinguished in exchange for the right to receive $11.00 in cash, without interest; and (iv) each warrant issued by Peak to purchase shares of Common Stock that is issued and outstanding immediately prior to the Effective Time (collectively, the “Warrants”), will be cancelled in exchange for the right to receive an amount in cash, without interest, equal to the product of: (a) the aggregate number of shares of Common Stock in respect of such Warrant; multiplied by (b) the excess of $11.00 over the per share exercise price under such Warrant.

The closing of the Merger is subject to customary closing conditions, including (i) the approval of the Merger Agreement by Peak’s shareholders (which requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote at the special meeting of Peak’s shareholders, voting together as a single class on an as-converted basis), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iii) Peak or its subsidiaries shall have, if necessary, obtained any consent, transfer, renewal, or reissuance with respect to its United States Forest Service permits.

The Company intends to finance the Merger, including related fees and expenses, through a combination of cash on hand, borrowings under its existing revolver facility and an expansion of its existing credit facility.

The Merger Agreement includes customary representations, warranties and covenants of the Company and Peak. Among other things, Peak has agreed (i) to cause a shareholder meeting to be held to consider approval of the Merger Agreement, (ii) subject to certain exceptions, that its board of directors will recommend approval of the Merger Agreement by Peak’s shareholders, (iii) not to solicit proposals relating to alternative business combination transactions, and (iv) subject to certain exceptions, not to enter into discussions concerning or provide non-public information to third parties in connection with alternative business combination transactions.

The Merger Agreement contains certain termination rights, including the right of Peak to terminate the Merger Agreement to accept a Superior Proposal (as defined in the Merger Agreement), and provides that, upon termination of the Merger Agreement by the Company or Peak upon specified conditions, Peak will be required to pay the Company a termination fee of $9.22 million. In addition, subject to certain exceptions and limitations set forth in the Merger Agreement, either party may terminate the Merger Agreement if the Merger is not consummated by January 21, 2020 (the “End Date”), subject to the ability of either party to twice extend the End Date for an additional 90 days each time, in certain circumstances.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Vail Resorts. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Vail Resorts’ public disclosures.

Item 8.01.    Other Events.

On July 22, 2019, Vail Resorts issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction. Peak intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the Merger. The definitive proxy statement will be sent or given to the shareholders of Peak. This communication is not a substitute for the definitive proxy statement or any other document that may be filed by Peak with the SEC. Before making any voting or investment decision with respect to the merger, investors and shareholders of Peak are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Peak with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov.

Participants in the Solicitation

Peak and Vail Resorts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Peak shareholders in connection with the merger. Information about Vail Resorts’ directors and executive officers is set forth in its 2018 proxy statement on Schedule 14A filed with the SEC on October 22, 2018 and its Annual Report on Form 10-K for the year ended July 31, 2018, filed on September 28, 2018, respectively. Information about Peak’s directors and executive officers is set forth in its 2018 proxy statement on Schedule 14A filed with the SEC on August 28, 2018 and its Annual Report on Form 10-K for the year ended April 30, 2019, filed on June 28, 2019. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Peak intends to file with the SEC.

Forward-Looking Statements

Certain statements discussed in this communication, including statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. As relates to the proposed transaction, the parties may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain shareholder approval or the failure to satisfy the closing conditions, (3) risks related to disruption of the attention of Vail Resorts’ and Peak’s management from their respective ongoing business operations due to the proposed transaction, and (4) the effect of the announcement of the proposed transaction on the ability of each party to retain and hire key personnel and maintain relationships with resort patrons, its suppliers, operating results and business generally. Other risks and uncertainties related to the business of Vail Resorts and Peak, on a combined basis, include but are not limited to prolonged weakness in general economic conditions, including adverse effects on the overall travel and leisure related industries; unfavorable weather conditions or the impact of natural disasters; risks related to Vail Resorts’ reliance on information technology, including Vail Resorts’ failure to maintain the integrity of its customer or employee data; risks related to cyber-attacks; willingness of Vail Resorts’ guests to travel due to terrorism, the uncertainty of military conflicts or outbreaks of contagious diseases, and the cost and availability of travel options and changing consumer preferences; the seasonality of Vail Resorts’ business combined with adverse events that occur during Vail Resorts’ peak operating periods; competition in Vail Resorts’ mountain and lodging businesses; high fixed cost structure of Vail Resorts’ business; Vail Resorts’ ability to fund resort capital expenditures; risks related to a disruption in Vail Resorts’ water supply that would impact Vail Resorts’ snowmaking capabilities and operations; Vail Resorts’ reliance on government permits or approvals for its use of public land or to make operational and capital improvements; risks associated with obtaining governmental or third party approvals; risks related to federal, state, local and foreign government laws, rules and regulations; risks related to changes in security and privacy laws and regulations which could increase Vail Resorts’ operating costs and adversely affect its ability to market its products and services effectively; Vail

Resorts’ ability to hire and retain a sufficient seasonal workforce; risks related to Vail Resorts’ workforce, including increased labor costs; loss of key personnel; adverse consequences of current or future legal claims; a deterioration in the quality or reputation of Vail Resorts’ brands, including its ability to protect its intellectual property and the risk of accidents at Vail Resorts’ mountain resorts; Vail Resorts’ ability to successfully integrate acquired businesses, or that acquired businesses may fail to perform in accordance with expectations, including Triple Peaks, Stevens Pass, Falls Creek, Hotham, the resorts owned by Peak or future acquisitions; Vail Resorts’ ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, with respect to acquired businesses; risks associated with international operations; fluctuations in foreign currency exchange rates where Vail Resorts has foreign currency exposure, primarily the Canadian and Australian dollars; changes in accounting judgments and estimates, accounting principles, policies or guidelines or adverse determinations by taxing authorities; risks associated with uncertainty of the impact of recently enacted tax reform legislation in the United States; a materially adverse change in Vail Resorts’ financial condition; and other risks detailed in Vail Resorts’ filings with the SEC, including the “Risk Factors” section of Vail Resorts’ Annual Report on Form 10-K for the fiscal year ended July 31, 2018, which was filed on September 28, 2018.

All forward-looking statements attributable to Vail Resorts or any persons acting on Vail Resorts’ behalf are expressly qualified in their entirety by these cautionary statements. All guidance and forward-looking statements in this communication are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of July 20, 2019, by and among Vail Holdings, Inc., VRAD Holding, Inc. and Peak Resorts, Inc., and solely with respect to Section 9.14, Vail Resorts, Inc.
99.1	Press Release, dated July 22, 2019.
99.2	Communication to employees of Vail Resorts, Inc., dated July 22, 2019.
99.3	Communication to employees of Peak Resorts, Inc., dated July 22, 2019.
99.4	Frequently Asked Questions for employees of Peak Resorts, Inc., dated July 22, 2019.

*
Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. Vail Resorts agrees to supplementally furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: July 22, 2019	By:	/s/ David T. Shapiro
David T. Shapiro
Executive Vice President, General Counsel & Secretary